MERRILL LYNCH
INTERMEDIATE
GOVERNMENT
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                              #IGB01 -- 7/97



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Printed on post-consumer recycled paper



Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

After moving sideways for most of the month of May, the US Treasury market began a sharp rally that would last the remainder of the quarter ended July 31, 1997. The yield on the US Treasury's benchmark ten-year note reached 6.79% in May, its highest level for the July quarter. A steady rally ensued, sending interest rates down sharply. At July 31, 1997, the yield on the US Treasury ten-year note was 6.01%, its lowest level for the calendar year. The rally, which started in April, was fueled by continued favorable reports on inflation and a complacency about Federal Reserve Board actions, especially since the Federal Open Market Committee decided to leave monetary policy on hold during its May and July meetings.

As it became apparent that inflation would remain benign for the time being, and that there was value in the level of real interest rates, we extended the duration of the portfolio. Starting the July quarter with an effective duration of 4.1 years (for an average portfolio maturity of 5.7 years), we increased the Fund's interest rate exposure to 4.3 years (6.3 years average portfolio maturity) in June. This helped improve the Fund's performance because the bond market had a sharp rally in June and July. The Fund ended the period with an effective duration of 4.3 years, for an average portfolio maturity of 6.3 years.

It is apparent that the economy is likely to remain strong since unemployment remains quite low. We believe consumer spending has been temporarily restrained this summer as credit card companies tightened underwriting standards for the last year or so. This may have worked its way through the system, as consumer spending could pick up in the third quarter. Strong retail sales gains as reported by major retailers for July could point toward this recovery. Such a pickup may not encourage higher prices, but could scare bond market investors who believe that inflation will soon follow a pickup in economic activity. While reported inflation numbers could remain low, other economic reports could show signs of strength, which would cause concern for bond market investors.

While economic reports could weaken bond prices, cash flow fundamentals remain strong. The near elimination of the Federal budget deficit is plowing billions of dollars of interest payments back into the financial markets. The US Treasury has even lessened the amount of auctions necessary for refinancing the accumulated debt, putting less pressure on Treasury bond issuance. In our view, this is a very strong force and will have great influence on the direction of bond prices. Right now, it seems that these two forces, the negative force of fears of economic growth and the positive force of a lower deficit, will keep bond prices in a trading range for the October quarter. Already in August, some of the summer rally has been reversed.

Assuming the above forecast holds true, there will be some volatility in the Treasury market as prices bounce around with the release of news items which could affect inflationary expectations. This trading range discourages a long-term bullish or bearish stand on the direction of interest rates. As such, we expect the duration of the Fund to remain close to current levels. We will continue to emphasize debentures in Government-sponsored agency securities to seek to take advantage of their yield spread. We will remain flexible to seek to take advantage of any changes in the market to seek to enhance dividend yield and total return performance of the Fund.

Sincerely,

/S/ROBERT W. CROOK
Robert W. Crook
President and Trustee

/S/RALPH A. DECESARE
Ralph A. DeCesare
Portfolio Manager

August 26, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" and "Average Annual Total Return" tables as well as the total return and cumulative total return in the "Performance Summary" table assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Performance Summary --  Class D Shares

                                     Net Asset Value               Capital Gains
Period Covered                Beginning           Ending            Distributed           Dividends Paid*          % Change**
11/6/86 -- 12/31/86            $10.00             $9.98                 --                     $0.116               +  0.96%
1987                             9.98              9.56                 --                      0.757               +  3.57
1988                             9.56              9.27                 --                      0.809               +  5.58
1989                             9.27              9.39                 --                      0.827               + 10.64
1990                             9.39              9.45                 --                      0.761               +  9.19
1991                             9.45             10.00                 --                      0.709               + 13.91
1992                            10.00             10.03                 --                      0.602               +  6.54
1993                            10.03             10.21                 --                      0.535               +  7.23
1994                            10.21              9.47                 --                      0.566               -  1.71
1995                             9.47              9.90                 --                      0.615               + 11.33
1996                             9.90              9.64                 --                      0.596               +  3.54
1/1/97 -- 7/31/97                9.64              9.71                 --                      0.281               +  3.98
                                                                                         Total $7.174
                                                                             Cumulative total return as of 7/31/97: +104.48%**
 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Recent Performance Results*

                                                                       12 Month       3 Month      Standardized
                                  7/31/97     4/30/97     7/31/96+     % Change+      % Change     30-Day Yield
Class A Shares                     $9.71       $9.45       $9.66         +0.52%        +2.75%           5.68%
Class B Shares                      9.72        9.45        9.66         +0.62         +2.86            5.48
Class C Shares                      9.72        9.45        9.66         +0.62         +2.86            6.18
Class D Shares                      9.71        9.45        9.59         +1.25         +2.75            5.58
Class A Shares -- Total Return                                           +3.03(1)      +4.25(2)
Class B Shares -- Total Return                                           +3.01(3)      +4.29(4)
Class C Shares -- Total Return                                           +2.84(5)      +4.19(6)
Class D Shares -- Total Return                                           +7.22(7)      +4.22(8)

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  + Investment results and net asset values for Class A, Class B and Class C Shares are since inception on 2/18/97.
(1) Percent change includes reinvestment of $0.212 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.202 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.184 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.116 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.131 per share ordinary income dividends.




Aggregate Total Return

                                   % Return Without      % Return With
                                     Sales Charge        Sales Charge**
Class A Shares*
Inception (2/18/97)
through 6/30/97                        +0.38%               -0.63%

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.

                                     % Return              % Return
                                    Without CDSC          With CDSC**
Class B Shares*
Inception (2/18/97)
through 6/30/97                        +0.38%               -0.61%

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                     % Return              % Return
                                    Without CDSC          With CDSC**
Class C Shares*
Inception (2/18/97)
through 6/30/97                        +0.18%               -0.81%

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


Average Annual Total Return

                                  % Return Without       % Return With
                                    Sales Charge         Sales Charge**
Class D Shares*
Year Ended 6/30/97                     +4.69%               +3.64%
Five Years Ended 6/30/97               +5.01                +4.80
Ten Years Ended 6/30/97                +6.99                +6.89

 * Maximum sales charge is 1%.
** Assuming maximum sales charge.



Merrill Lynch Intermediate Government Bond Fund          July 31, 1997



SCHEDULE OF INVESTMENTS

                                                                 Face          Interest        Maturity
Issue                                                           Amount           Rate            Date           Value

US Government & Agency Obligations -- 97.3%
US Treasury Notes                                             $2,000,000         8.875%         2/15/99      $2,093,120
                                                               2,100,000        13.375          8/15/01       2,660,427
                                                               1,000,000          6.50          5/31/02       1,024,370
                                                               1,000,000          7.25          5/15/04       1,070,940
                                                               6,500,000          7.00          7/15/06       6,919,445

Federal Home Loan Banks                                        2,000,000          6.67          5/10/01       2,044,380
                                                               2,000,000          6.789         2/05/07       2,071,240

Federal National Mortgage Association                          2,000,000          6.55          9/12/05       2,038,740
                                                               2,000,000          6.95         11/13/06       2,031,240
                                                               3,000,000          7.55          3/27/07       3,071,250

Student Loan Marketing Association                             5,000,000          7.50          3/08/00       5,187,500
                                                                                                            -----------
Total US Government & Agency Obligations (Cost -- $29,498,922)                                               30,212,652
                                                                                                            ===========


Repurchase Agreements* -- 0.6%

Face Amount                                              Short-Term Securities
$182,000       Federal Home Loan Mortgage Corp., purchased on 7/31/1997 to yield 5.75% on 8/01/1997             182,000
                                                                                                            -----------

Total Short-Term Securities (Cost -- $182,000)                                                                  182,000
                                                                                                            ===========

Total Investments (Cost -- $29,680,922) -- 97.9%                                                             30,394,652

Other Assets Less Liabilities -- 2.1%                                                                           646,949
                                                                                                            -----------
Net Assets -- 100.0%                                                                                        $31,041,601
                                                                                                            ===========
Net Asset      Class A -- Based on net assets of $400,573 and 41,242 shares outstanding                           $9.71
Value:                                                                                                            =====
               Class B -- Based on net assets of $359,711 and 37,025 shares outstanding                           $9.72
                                                                                                                  =====
               Class C -- Based on net assets of $1,089 and 112 shares outstanding                                $9.72
                                                                                                                  =====
               Class D -- Based on net assets of $30,280,228 and 3,117,343 shares outstanding                     $9.71
                                                                                                                  =====
* Repurchase Agreements are fully collateralized by US Government Obligations.




OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
William E. Aldrich, Executive Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke, Vice President
Ann Catlin, Vice President
Charles O. Daly, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer
Ira J. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863